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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 28, 2003



                       Commission file Number 333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              94-3142033
--------------------------------------------------------------------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)

          2311 Green Rd., Ste B, Ann Arbor, Michigan               48105
          --------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)

                                 (734) 913-6600
                                ----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)





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 Item 9.  Earnings Release.

On February 27, 2003 at 4:42 p.m. eastern standard time Prestolite Electric's press release announcing summarized financial results for the year ended
December 31, 2002 was issued. This press release was simultaneously released to a select group of parties on the company's contact list for such releases. The press release was also issued directly to the worldwide employees of Prestolite
Electric and will be posted to our website at http://www.prestolite.com.


(c)      Exhibits.

         9.1 Press Release of February 27, 2003 announcing summarized financial results for 2002.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:    February 28, 2003                       By:  /s/ Kenneth C. Cornelius
                                                    ----------------------------
                                                    Kenneth C. Cornelius
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                    (principal financial and
                                                    accounting officer)

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                                 EXHIBIT INDEX

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

EXHIBIT NO.                 DESCRIPTION
-----------                 -----------

9.1 Press Release of February 27, 2003 announcing summarized financial results for 2002.


